SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 20, 2005
Date of Report (Date of Earliest Event Reported)
SEQUOIA RESIDENTIAL FUNDING, INC.
SEQUOIA MORTGAGE TRUST 2004-12
(as Depositor of Sequoia Mortgage Trust 2004-12, the Issuer of Mortgage Pass-
Through Certificates under a Pooling and Servicing Agreement dated as of December 1, 2004)
SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-118832-05	35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place, Suite 330, Mill Valley, CA 94941
(Address of Principal Executive Offices)
(415) 381-1765

(Registrant’s Telephone Number,
Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events
Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2004-12 (the “Certificates”).

The following exhibit which relates specifically to the Certificates is included with this Current Report:
Item 9.01. Exhibits
10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders, December 20, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 23, 2005

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Page Number

10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, December 20, 2005	5